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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated June 7, 1996 included in The Leap Group Inc.'s Registration Statement on Form S-1, as amended (File No. 333-05051) and to all references to our Firm included in this Registration Statement.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
April 1, 1997